--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2004. The net asset values per share at that date were $15.70, $15.18, and $15.18 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $15.95. In addition, a distribution of $0.19 per share was declared for shareholders of record on September 16, 2004 and paid on September 17, 2004 to all four classes of shares.

    The fund, formerly Cohen & Steers Equity Income Fund, changed its name to Cohen & Steers Realty Income Fund on September 30, 2004. The new name is designed to better reflect the fund's strategy of investing in real estate securities. The fund's investment objective and management team remain the same.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of 7.0% for Class A shares. Class B and C shares both returned 6.8% for the quarter. Class I shares returned 7.1%. This compares to the NAREIT Equity REIT Index(a) and Morgan Stanley REIT Preferred Index(a) total return of 8.2% and 5.7%, respectively. For the nine months ended September 30, 2004 the fund's total return was 11.8% for Class A shares. Class B shares and C shares both returned 11.2%. Class I shares returned 12.1%. The NAREIT Equity REIT Index and Morgan Stanley REIT Preferred Index total return was 14.2% and 4.4%, respectively. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    In the third quarter of 2004, REITs enjoyed a strong rebound from the second quarter correction. In fact, the NAREIT Equity REIT Index went on to surpass its late March highs on the basis of investor views about a number of factors, such as the strength of continuing economic growth, improving real estate fundamentals and rising real estate asset values. In April and early May, REIT prices fell 19% as many investors believed that REITs were overvalued and that interest rates were the most important determinant of REIT stock prices. A rising interest rate environment, as conventional wisdom surmised, must be negative for REITs.

    Since mid-May, however, REITs have returned 24%. The reasons, we believe, are clear. There is a real economic recovery underway in the United States, as well as a recovery in real estate fundamentals. We view this recovery as broad-based, with solid GDP growth and material job growth. Yet it has taken many by surprise,

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization-weighted total-return index of perpetual preferred securities of all equity REITs.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

particularly those who thought that a stronger economy, as evidenced by the March payroll report, and accompanying higher interest rates would be negative for REITs. This recovery has resulted in higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher earnings expectations in the future, and higher real estate asset values.

    Consistent with our investment thesis, the more cyclical property types -- office, industrial, apartment, hotel and self storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter. Apartment revenues were flat in the first quarter and up 0.3% in the second quarter. Industrial occupancies swung from a decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Mixed office/industrial REITs' occupancies declined 0.1% in the first quarter and increased 1.1% in the second quarter.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat, and essentially in-line with consensus expectations. In the second quarter, however, REIT earnings growth not only accelerated, but pulled meaningfully away from subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters. Reported cash flow growth per share in the first and second quarter, as segregated by property type were as follows:

                           2004 REIT CASH FLOW GROWTH

PROPERTY TYPE                           1ST QUARTER   2ND QUARTER   DIFFERENCE
-------------                           -----------   -----------   ----------
Self Storage..........................        -9.1%          7.2%        16.3%
Industrial............................        -5.0           7.8         12.8
Office................................        -8.7           0.2          8.9
Office/Industrial.....................        -7.4           0.8          8.2
Diversified...........................         0.0           4.0          4.0
Shopping Center.......................         9.6          13.2          3.6
Apartment.............................        -4.7          -2.7          2.0
Health Care...........................         3.3           2.2         -1.1
Regional Mall.........................        11.6           8.7         -2.9
Manufactured Home.....................       -13.0         -16.7         -3.7
Net Lease.............................        10.8          -6.1        -16.9
All REITs.............................         0.0%          3.8%         3.8%

Source: Citigroup. The data presented are for the REIT industry as a whole and is not indicative of the past or future performance of the fund.

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                                       2




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                     COHEN & STEERS REALTY INCOME FUND, INC.

    The improvement in fundamentals confounded those who believed that earnings growth would remain stagnant and that REITs were fully valued. Again, this acceleration in reported earnings growth was particularly unexpected for some of the more cyclical property types. Consensus expectations for apartments were for a further deterioration in the second quarter of - 6%. Instead the earnings decline shrunk to - 2.7%. The consensus expected the industrial REITs to persist in negative territory with a - 1% earnings estimate for the second quarter. Instead, earnings increased 0.8%.

    Perhaps as important, this jolt in fundamentals has now forced many analysts to revise their earnings expectations upward for the REIT sector in future periods. (Our proprietary estimates for REIT earnings growth have been consistent for some time: approximately 4% in 2004 and 10% in 2005, contingent on continued strength in the U.S. economy.) Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, expectations for hotel earnings have increased by 7.8 percentage points, office earnings by 5 percentage points, and mall earnings by 3.3 percentage points since June.

    We believe that the broad-based improvement in real estate fundamentals is also having a significant impact on the value of real estate assets, contributing to higher REIT stock prices. Evidence of higher occupancies and higher rents for most property types has, in our view, led many REIT investors, analysts and managements to reflect significantly higher estimates of net asset value (NAV) for REIT stocks.

    In addition to improving property level income, we believe higher replacement costs are also pushing up NAVs. As property markets tighten (especially in densely populated urban areas) and commodity costs rise, the cost of the inputs to a real estate asset -- land, steel, concrete, wood, and labor, among others -- are all rising. Where can you find a hundred acres of available land at a freeway interchange in a major metropolitan area on which to build a new regional mall? Where is there a well-located, developable site in midtown Manhattan or west Los Angeles to construct a new office tower? If replacing assets like these is virtually impossible over the near term from a practical standpoint, what should the existing assets that fit these descriptions be worth?

    As a result of all these factors, it has been our contention for some time that Wall Street NAVs for REIT stocks were too low, making the stocks themselves look expensive on a historical basis. In late September, Merrill Lynch's research team raised their NAV estimates for the entire REIT sector by approximately 9%, corroborating our view that the stocks are not overvalued relative to asset value.

    Further validating this view, on August 20, 2004, General Growth Properties, the second largest mall owner in the United States, announced that it would acquire The Rouse Company, another mall company for $12.6 billion in the largest merger transaction ever in the REIT industry. General Growth's offer of $67.50 in cash for each Rouse share represented a 34% premium to the prior closing price and an even larger premium to just about everyone's estimate of the value of Rouse's assets.

    After an initial drop of about 9%, General Growth's stock has recovered virtually to its pre-merger level, indicating, in our opinion, that although investors were initially surprised at the price paid for Rouse, investors

--------------------------------------------------------------------------------
                                       3




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                     COHEN & STEERS REALTY INCOME FUND, INC.

believe that the merged company will provide meaningful growth in earnings. The clear implication here is that the economic values of Rouse's assets, at least in the view of General Growth and the other bidders, are significantly higher than that which analysts and investors had previously assigned to them. This view was quickly extended to other mall REITs, which also traded up significantly on the news of the merger, and to the REIT sector as a whole, which appreciated to new highs in the two-week period subsequent to the merger announcement.

    Not surprisingly, regional malls were the best performing property sector in the third quarter, returning 13.5%. Health care was the next best performing property type, generating a 10.0% total return. This is one of the few property types that we believe is generally more sensitive to interest rates, which declined meaningfully in the third quarter. The 10-year U.S. Treasury bond yield declined from 4.6% to 4.1% in the quarter. Self storage REITs returned 7.4% as investors responded to rapidly improving fundamentals. Self storage REITs experienced the most dramatic swing in earnings, from one of the most negative changes in the first quarter to one of the most positive changes in the second quarter.

    The manufactured housing sector was the worst performing group in the third quarter, having experienced the worst reported earnings of any property type in the second quarter, and having deteriorated at an even faster pace than in the first quarter. The office/industrial sector also lagged with a 3.5% total return in the quarter, although we believe a couple of local, company-specific problems that were generally not indicative of broader real estate trends plagued this small sector. Finally, the hotel sector was also a laggard in the quarter, turning in 6.1%. Hotel companies traded off, in our view, as investors feared that a potential 'soft patch' in the economy would impact this most economically sensitive sector.

    With regard to our performance, the fund has lagged the benchmark year-to-date. As a general rule, the factors that drive stock price performance in the REIT sector, as with other sectors of the stock market, change from year to year. In 2001, there was a substantial positive correlation between current dividend yield and REIT stock performance. The fund outperformed that year while most managers trailed the REIT benchmark. This relationship between REIT stock prices and dividend yields continued throughout 2002 and into 2003. So far in 2004, the opposite has generally occurred. That is, there has been a strong negative correlation between current dividend yield and stock price appreciation this year. We believe that investors have driven up stock prices based heavily on perceptions of future cash flow growth, as economic growth prospects have improved. Indeed, while the fund seeks to provide high current income, there may be periods of underperformance. Over longer periods, however, the fund has a history of outperforming the REIT benchmark.

    Relative to the benchmark during the third quarter, our stock selection in the office, shopping center and diversified sectors were the largest positive contributors to the fund's performance. Detracting from relative performance was our stock selection in the apartment sector and our stock selection and underweight in the regional mall sector. In addition, although our REIT preferred holdings delivered a 6% total return, they appreciated less than REITs as a whole during the quarter and were a drag on performance.

--------------------------------------------------------------------------------
                                       4




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                     COHEN & STEERS REALTY INCOME FUND, INC.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged.

    In short, we believe the REIT bull market is maturing. It is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

    This being said, REITs are generally not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth near term as companies seeking to issue stock will generally have the ability to do so at a premium to NAV and acquire or develop new assets at par. This can in turn contribute meaningfully to earnings accretion, as General Growth has amply demonstrated. For this reason, we believe that equity issuance by REITs will increase from recent levels as the more forward-looking companies look to capitalize -- literally -- on improving fundamentals by acquiring more assets today in a bid to boost earnings in the future.

    This capital-raising activity is not always a positive, however. An example of where we believe that capital raising by REITs is ill-timed is in the mortgage REIT sector. There have been 11 new mortgage REIT IPOs in 2004, surpassing activity levels in all other sectors. These companies generally deploy large amounts of leverage to generate high dividend yields. However, these vehicles are frequently structured and sold under the implicit (and we believe unlikely) assumption that current economic and interest rate conditions will persist. For one thing, mortgage REIT assets, which are loans on real estate as opposed to the real estate itself, generate a fixed revenue stream (unlike revenues from ownership of real property, which have historically grown over time). Although the fears of higher interest rates have so far proven to be overblown the last several months, a higher interest rate environment would no doubt make those fixed revenue streams less valuable and cause a mismatch between these companies' assets and liabilities. For these and other reasons, we generally avoid the mortgage REIT sector.

    The types of companies we remain invested in are those that we view as offering the potential for rising income and will benefit most from economic strength. As a result, we believe that our REIT investments, driven both by improving property fundamentals within their existing real estate portfolios and by expanding external

--------------------------------------------------------------------------------
                                       5




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                     COHEN & STEERS REALTY INCOME FUND, INC.

acquisition and development opportunities, still offer the potential to generate attractive total returns for shareholders.

Sincerely,

             Martin Cohen        Robert H. Steers
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                      Joseph M. Harvey
                      JOSEPH M. HARVEY
                      Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       6

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE          YIELD(a)
                                                 ---------   --------------   ------------
EQUITIES                                98.61%(b)
  COMMON STOCK                          91.14%
    DIVERSIFIED                          8.65%
         Capital Trust -- Class A..............     82,600   $    2,403,660       6.19%
         Colonial Properties Trust.............    552,400       22,217,528       6.66
         Crescent Real Estate Equities Co. ....    400,500        6,303,870       9.53
         iStar Financial.......................    711,700       29,343,391       6.77
         Lexington Corporate Properties
            Trust..............................    476,000       10,333,960       6.45
         Vornado Realty Trust..................  1,054,100       66,070,988       4.53
                                                             --------------
                                                                136,673,397
                                                             --------------
    HEALTH CARE                          6.85%
         Health Care Property Investors........  1,762,200       45,817,200       6.42
         Health Care REIT......................    499,600       17,585,920       6.82
         Nationwide Health Properties..........    721,500       14,971,125       7.13
         Ventas................................  1,149,900       29,805,408       5.02
                                                             --------------
                                                                108,179,653
                                                             --------------
    HOTEL                                2.37%
         Equity Inns...........................  1,343,000       13,268,840       5.26
         Hospitality Properties Trust..........    480,600       20,420,694       6.78
         Strategic Hotel Capital...............    279,200        3,774,784       6.51
                                                             --------------
                                                                 37,464,318
                                                             --------------
    INDUSTRIAL                           2.34%
         EastGroup Properties..................    264,800        8,791,360       5.78
         First Industrial Realty Trust.........    764,300       28,202,670       7.43
                                                             --------------
                                                                 36,994,030
                                                             --------------
    MORTGAGE                             1.91%
         Newcastle Investment Corp. ...........    981,973       30,146,571       7.82
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on net assets of the fund.

--------------------------------------------------------------------------------
                                       7

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE                              24.51%
         Arden Realty..........................  1,783,000   $   58,090,140       6.20%
         BioMed Realty Trust...................    208,800        3,672,792       6.14
         Boston Properties.....................    682,600       37,809,214       4.69
         Brandywine Realty Trust...............  1,630,100       46,425,248       6.18
         CarrAmerica Realty Corp. .............  1,287,100       42,088,170       6.12
         CRT Properties........................    868,900       18,637,905       6.53
         Equity Office Properties Trust........  1,663,500       45,330,375       7.34
         HRPT Properties Trust.................  1,429,900       15,714,601       7.64
         Highwoods Properties..................    231,500        5,697,215       6.91
         Kilroy Realty Corp. ..................    593,300       22,563,199       5.21
         Mack-Cali Realty Corp. ...............    792,700       35,116,610       5.69
         Maguire Properties....................    685,300       16,659,643       6.58
         Prentiss Properties Trust.............  1,096,300       39,466,800       6.22
                                                             --------------
                                                                387,271,912
                                                             --------------
    OFFICE/INDUSTRIAL                    5.08%
         Liberty Property Trust................    605,200       24,111,168       6.12
         Mission West Properties...............    450,300        4,660,605       9.28
         Reckson Associates Realty Corp. ......  1,793,200       51,554,500       5.91
                                                             --------------
                                                                 80,326,273
                                                             --------------
    RESIDENTIAL                         20.66%
       APARTMENT                        19.49%
         AMLI Residential Properties Trust.....  1,114,000       34,032,700       6.28
         Archstone-Smith Trust.................  1,590,100       50,310,764       5.44
         AvalonBay Communities.................    763,000       45,947,860       4.65
         Camden Property Trust.................    315,700       14,585,340       5.50
         Equity Residential....................  1,511,300       46,850,300       5.58
         Gables Residential Trust..............    912,300       31,155,045       7.06
         Home Properties.......................  1,064,600       42,115,576       6.27
         Mid-America Apartment Communities.....    371,000       14,450,450       6.01
         Post Properties.......................    466,800       13,957,320       6.02
         Town and Country Trust................    571,000       14,531,950       6.76
                                                             --------------
                                                                307,937,305
                                                             --------------

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                                       8




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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
       MANUFACTURED HOME                 1.17%
         Affordable Residential Communities....    446,800   $    6,523,280       8.56%
         Sun Communities.......................    303,900       11,909,841       6.23
                                                             --------------
                                                                 18,433,121
                                                             --------------
         TOTAL RESIDENTIAL.....................                 326,370,426
                                                             --------------
    SELF STORAGE                         1.37%
         Shurgard Storage Centers..............    351,800       13,649,840       5.67
         Sovran Self Storage...................    204,500        8,012,310       6.18
                                                             --------------
                                                                 21,662,150
                                                             --------------
    SHOPPING CENTER                     16.95%
       COMMUNITY CENTER                  7.49%
         Cedar Shopping Centers................    447,900        6,248,205       6.45
         Developers Diversified Realty
            Corp. .............................    889,400       34,820,010       5.21
         Heritage Property Investment Trust....    803,100       23,426,427       7.20
         Inland Real Estate Corp. .............  1,182,500       17,323,625       6.55
         Kramont Realty Trust..................    809,300       15,052,980       6.99
         New Plan Excel Realty Trust...........    397,600        9,940,000       6.60
         Ramco-Gershenson Properties Trust.....    425,700       11,527,956       6.20
                                                             --------------
                                                                118,339,203
                                                             --------------
       REGIONAL MALL                     9.46%
         Glimcher Realty Trust.................    861,000       20,922,300       7.90
         Macerich Co. .........................    725,000       38,635,250       4.58
         Mills Corp. ..........................    694,800       36,039,276       4.59
         Pennsylvania Real Estate Investment
            Trust..............................    273,100       10,558,046       5.59
         Simon Property Group..................    806,400       43,247,232       4.85
                                                             --------------
                                                                149,402,104
                                                             --------------
         TOTAL SHOPPING CENTER.................                 267,741,307
                                                             --------------
    SPECIALTY                            0.45%
         American Campus Communities...........    383,600        7,119,616       7.27
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                 $1,072,293,041)...............               1,439,949,653
                                                             --------------

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                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
  PREFERRED STOCK                        7.47%
    DIVERSIFIED                          0.99%
         Colonial Properties Trust, 9.25%,
            Series C...........................      2,300   $       60,835       8.73%
         Colonial Properties Trust, 8.125%,
            Series D...........................    120,400        3,179,764       7.69
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......    291,900        6,191,199       7.97
         iStar Financial, 7.80%, Series F......     49,800        1,255,956       7.73
         iStar Financial, 7.65%, Series G......    200,300        5,007,500       7.64
                                                             --------------
                                                                 15,695,254
                                                             --------------
    HEALTH CARE                          1.52%
         Health Care REIT, 7.625%, Series F....    352,800        8,731,800       7.72
         LTC Properties, 8.00%, Series F.......    200,000        5,084,000       7.87
         Nationwide Health Properties, 7.677%,
            Series P...........................     49,800        5,051,588       7.57
         Omega Healthcare Investors, 8.375%,
            Series D...........................    200,000        5,210,000       8.02
                                                             --------------
                                                                 24,077,388
                                                             --------------
    HOTEL                                0.38%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................     48,900        1,183,380       8.06
         FelCor Lodging Trust, 9.00%,
            Series B...........................     28,100          719,360       8.79
         Innkeepers USA Trust, 8.00%,
            Series C...........................    162,300        4,106,190       7.91
                                                             --------------
                                                                  6,008,930
                                                             --------------
    MORTGAGE                             0.09%
         Newcastle Investment Corp., 9.75%,
            Series B...........................     52,200        1,403,658       9.07
                                                             --------------
    OFFICE                               1.33%
         Alexandria Real Estate Equities,
            9.10%, Series B....................     28,700          775,474       8.44
         HRPT Properties Trust, 8.75%,
            Series B...........................    159,300        4,344,111       8.03
         Highwoods Properties, 8.625%,
            Series A...........................      7,400        7,719,125       8.27
         Highwoods Properties, 8.00%,
            Series B...........................     20,300          510,951       7.95
         Kilroy Realty, 7.80%, Series E........     19,314          500,039       7.53
         Maguire Properties, 7.625%,
            Series A...........................    119,400        2,973,060       7.67
         SL Green Realty Corp., 7.625%,
            Series C...........................    159,300        4,082,859       7.45
         SL Green Realty Corp., 7.875%,
            Series D...........................      1,261           32,156       7.73
                                                             --------------
                                                                 20,937,775
                                                             --------------

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                                       10

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE/INDUSTRIAL                    0.11%
         PS Business Parks, 8.75%, Series F....     66,000   $    1,758,900       8.22%
                                                             --------------
    RESIDENTIAL                          1.01%
       APARTMENT                         0.69%
         Apartment Investment & Management Co.,
            9.375%, Series G...................     73,000        1,946,180       8.78
         Apartment Investment & Management Co.,
            10.10%, Series Q...................     52,800        1,399,200       9.55
         Apartment Investment & Management Co.,
            10.00%, Series R...................    116,100        3,096,387       9.37
         Mid-America Apartment Communities,
            8.30%, Series H....................    171,800        4,427,286       8.07
                                                             --------------
                                                                 10,869,053
                                                             --------------
       MANUFACTURED HOME                 0.32%
         Affordable Residential Communities,
            8.25%, Series A....................    200,000        5,102,000       8.08
                                                             --------------
         TOTAL RESIDENTIAL.....................                  15,971,053
                                                             --------------
    SHOPPING CENTER                      1.85%
       COMMUNITY CENTER                  0.60%
         Cedar Shopping Centers, 8.875%,
            Series A...........................    100,000        2,625,000       8.46
         Developers Diversified Realty Corp.,
            8.60%, Series F....................     67,700        1,814,360       8.02
         Kramont Realty Trust, 8.25%,
            Series E...........................    123,000        3,268,110       7.75
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................     25,000          677,500       8.78
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     10,000        1,092,500       7.78
                                                             --------------
                                                                  9,477,470
                                                             --------------
       FREE STANDING                     0.04%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................     24,400          664,900       8.26
                                                             --------------

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                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                      NUMBER                        DIVIDEND
                                                     OF SHARES       VALUE           YIELD
                                                     ---------   --------------   ------------
       REGIONAL MALL                     1.21%
         CBL & Associates Properties, 8.75%,
            Series B...........................         48,800   $    2,623,000       8.15%
         CBL & Associates Properties, 7.75%,
            Series C...........................         59,700        1,564,737       7.40
         Glimcher Realty Trust, 8.75%,
            Series F...........................         63,100        1,671,519       8.27
         Glimcher Realty Trust, 8.125%,
            Series G...........................        140,000        3,563,000       7.98
         Mills Corp., 9.00%, Series B..........        147,000        3,995,460       8.28
         Mills Corp., 9.00%, Series C..........         43,800        1,204,500       8.18
         Mills Corp., 8.75%, Series E..........         68,700        1,854,900       8.11
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A............          9,800          583,100       9.24
         Taubman Centers, 8.30%, Series A......         76,300        1,962,436       8.09
                                                                 --------------
                                                                     19,022,652
                                                                 --------------
         TOTAL SHOPPING CENTER.................                      29,165,022
                                                                 --------------
    SPECIALTY                            0.19%
         Capital Automotive REIT, 7.50%,
            Series A...........................        119,400        3,032,760       7.40
                                                                 --------------
              TOTAL PREFERRED STOCK
                (Identified cost
                 -- $164,738,949)..............                     118,050,740
                                                                 --------------
              TOTAL EQUITIES
                (Identified cost
                 -- $1,237,031,990)............                   1,558,000,393
                                                                 --------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ----------
CORPORATE BOND                               0.28%
         Host Marriott, LP, 9.50%, due 01/15/07
            (Identified cost -- $3,943,546).......   $3,980,000   $    4,427,750
                                                                  --------------
COMMERCIAL PAPER                             0.49%
         UBS Financial, 1.40%, due 10/01/04
            (Identified cost -- $7,751,000).......    7,751,000        7,751,000
                                                     ----------   --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,248,726,536)...............    99.38%                 1,570,179,143(a)
OTHER ASSETS IN EXCESS OF LIABILITIES...     0.62%                     9,811,585
                                           ------                 --------------
NET ASSETS..............................   100.00%                $1,579,990,728
                                           ------                 --------------
                                           ------                 --------------

-------------------
(a) At September 30, 2004, net unrealized appreciation was $321,452,607 based on cost for federal income tax purposes of $1,248,726,536. This consisted of aggregate gross unrealized appreciation on investments of $323,763,315 and aggregate gross unrealized depreciation on investments of $2,310,708.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $545,679,954
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    34,758,628
                                                              ------------
    Net asset value and redemption price per share..........  $      15.70
                                                              ------------
                                                              ------------
    Maximum offering price per share ($15.70[div]0.955)(a)..  $      16.44
                                                              ------------
                                                              ------------

CLASS B SHARES:
    NET ASSETS..............................................  $261,894,534
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    17,249,905
                                                              ------------
    Net asset value and offering price per share(b).........  $      15.18
                                                              ------------
                                                              ------------

CLASS C SHARES:
    NET ASSETS..............................................  $637,505,570
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    41,992,920
                                                              ------------
    Net asset value and offering price per share(b).........  $      15.18
                                                              ------------
                                                              ------------

CLASS I SHARES:
    NET ASSETS..............................................  $134,910,670
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     8,457,589
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      15.95
                                                              ------------
                                                              ------------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                                                   NET ASSET VALUE
                                                       NET ASSETS                                     PER SHARE
                               ----------------------------------------------------------  ----------------------------------
                                  CLASS A        CLASS B        CLASS C        CLASS I     CLASS A  CLASS B  CLASS C  CLASS I
                               -------------   ------------   ------------   ------------  -------  -------  -------  -------
NET ASSET VALUE:
Beginning of period:
  12/31/03...................  $ 397,053,673   $251,284,498   $534,729,709   $115,643,509  $14.57   $14.18   $14.18   $14.76
                               -------------   ------------   ------------   ------------  ------   ------   ------   ------
  Net investment income......     11,766,789      5,615,780     13,053,791      3,183,812    0.40     0.32     0.33     0.42
  Net realized and unrealized
    gain on investments......     38,802,197     21,280,116     48,023,329     10,007,460    1.30     1.25     1.24     1.34
  Distributions from net
    investment income........    (17,725,394)    (9,956,613)   (23,323,583)    (4,481,411)  (0.57)   (0.57)   (0.57)   (0.57)
                                                                                           ------   ------   ------   ------
Capital stock transactions:
  Sold.......................    232,247,856     27,854,752    157,990,228     48,074,732
  Distributions reinvested...     11,492,672      2,646,391      6,650,882      3,766,060
  Redeemed...................   (127,957,839)   (36,830,390)   (99,618,786)   (41,283,492)
                               -------------   ------------   ------------   ------------
Net increase in net asset
  value......................    148,626,281     10,610,036    102,775,861     19,267,161     1.13      1.00      1.00      1.19
                               -------------   ------------   ------------   ------------   ------    ------    ------    ------
End of period: 9/30/2004.....  $ 545,679,954   $261,894,534   $637,505,570   $134,910,670   $15.70    $15.18    $15.18    $15.95
                               -------------   ------------   ------------   ------------   ------    ------    ------    ------
                               -------------   ------------   ------------   ------------   ------    ------    ------    ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                 (PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

         ONE YEAR                   FIVE YEARS           SINCE INCEPTION (9/2/97)
--------------------------  --------------------------  --------------------------
 INCLUDING     EXCLUDING     INCLUDING     EXCLUDING     INCLUDING     EXCLUDING
SALES CHARGE  SALES CHARGE  SALES CHARGE  SALES CHARGE  SALES CHARGE  SALES CHARGE
------------  ------------  ------------  ------------  ------------  ------------
   17.41%        22.94%        17.00%        18.08%        10.93%        11.66%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting cohenandsteers.com.

Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                REALTY INCOME FUND                                   REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
                                                             IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                    FOR TOTAL RETURN:                            FOR CAPITAL APPRECIATION

                     COHEN & STEERS                                    COHEN & STEERS
                      UTILITY FUND                                   REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS                      KEY INFORMATION

Robert H. Steers                            INVESTMENT ADVISOR
Director and chairman                       Cohen & Steers Capital Management, Inc.
                                            757 Third Avenue
Martin Cohen                                New York, NY 10017
Director and president                      (212) 832-3232

Bonnie Cohen                                SUBADMINISTRATOR AND CUSTODIAN
Director                                    State Street Bank and Trust Company
                                            225 Franklin Street
George Grossman                             Boston, MA 02110
Director
                                            TRANSFER AGENT
Richard J. Norman                           Boston Financial Data Services, Inc.
Director                                    66 Brooks Drive
                                            Braintree, MA 02184
Frank K. Ross                               (800) 437-9912
Director
                                            LEGAL COUNSEL
Willard H. Smith Jr.                        Simpson Thacher & Bartlett LLP
Director                                    425 Lexington Avenue
                                            New York, NY 10017
Adam Derechin
Vice president and assistant treasurer      DISTRIBUTOR
                                            Cohen & Steers Securities, LLC
Joseph M. Harvey                            757 Third Avenue
Vice president                              New York, NY 10017

Lawrence B. Stoller                         Nasdaq Symbol:  Class A - CSEIX
Assistant secretary                                         Class B - CSBIX
                                                            Class C - CSCIX
                                                            Class I - CSDIX

                                            Web site: cohenandsteers.com

                                            Net asset value (NAV) can be found
                                            in the daily mutual fund listings in
                                            the financial section of most major
                                            newspapers under Cohen & Steers.

                                            This report is authorized for
                                            delivery only to shareholders of
                                            Cohen & Steers Realty Income Fund, Inc.
                                            unless accompanied or preceded by
                                            the delivery of a currently effective
                                            prospectus setting forth details of
                                            the fund. Past performance is of
                                            course no guarantee of future results
                                            and your investment may be worth
                                            more or less at the time you sell.

--------------------------------------------------------------------------------
                                       17

COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


  COHEN & STEERS
REALTY INCOME FUND

------------------

 QUARTERLY REPORT
SEPTEMBER 30, 2004






                           STATEMENT OF DIFFERENCES

The division sign shall be expressed as..................................  [div]